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                                                                    Exhibit 10.3

                            OASIS SEMICONDUCTOR, INC.

                            2004 DIRECTOR STOCK PLAN

1.   PURPOSE

     The purpose of this 2004 Director Stock Plan (the "Plan") of Oasis Semiconductor, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate non-employee directors who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders.

2.   ELIGIBILITY

     Each director of the Company who is not an employee of the Company or any parent or subsidiary of the Company ("Non-Employee Director") shall be eligible to receive options (an "Award") under the Plan (a "Participant").

3.   ADMINISTRATION AND DELEGATION

     (a) ADMINISTRATION BY BOARD OF DIRECTORS The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) APPOINTMENT OF COMMITTEES To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.   STOCK AVAILABLE FOR AWARDS

     Subject to adjustment under Section 6, Awards may be made under the Plan for up to 250,000 shares of common stock, $.001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being

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issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.   TERMS, CONDITIONS AND FORM OF OPTIONS

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) OPTION GRANTS Each person who is a Non-Employee Director on the date this Plan is approved by the Company's stockholders (the " Effective Date") and each person who subsequently becomes a Non-Employee Director shall be automatically granted (i) an option to purchase 5,000 shares of Common Stock on the date of which the later of the following events occurs: (A) the Effective Date; or (B) the date on which such person first becomes a Non-Employee Director, whether through election by the stockholders of the Company or appointment by the Board and (ii) an option to purchase 5,000 shares of Common Stock on the business day following the Company's annual meeting of stockholders each year, beginning in 2005, if on such date he or she shall have served on the Board for at least one hundred eighty (180) days. Each date of grant of an option pursuant to this Section 5(a) is hereinafter referred to as an "Option Grant Date."

     (b) OPTION EXERCISE PRICE The option exercise price per share for each option granted under the Plan shall equal (i) until the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the fair market value of Common Stock, as determined (or in a manner approved by) the Board in good faith ("Fair Market Value"), on the Option Grant Date or (ii) when the Common Stock is registered under the Exchange Act, the closing price of the Common Stock on the Nasdaq National Market, as published in THE WALL STREET JOURNAL, on the last trading day immediately preceding the Option Grant Date. If no sales of Common Stock were made on the last trading day immediately preceding the Option Grant Date, the price of the Common Stock for purposes hereof shall be the reported price for the next preceding day on which such sales were made.

     (c) TRANSFERABILITY OF OPTIONS Except as the Board may otherwise determine or provide in an option granted under the Plan, any option granted under the Plan shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (d) VESTING PERIOD Each option granted pursuant to Section 5(a) above shall be fully vested on the Option Grant Date.

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     (e)    TERMINATION Each option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the Option Grant Date of such option or (ii) the date which is 90 days after the date on which the Participant ceases to serve as a member of the Board.

     (f) EXERCISE OF OPTION Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(g) for the number of shares for which the Option is exercised.

     (g) PAYMENT UPON EXERCISE Common Stock purchased upon the exercise of an Option granted under the Plan shall, unless otherwise prohibited by applicable law, be paid for as follows:

            (1)   in cash or by check, payable to the order of the Company;

            (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

            (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under applicable law and (B) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

            (4) to the extent permitted by law and the Board, in its sole discretion by (A) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (B) payment of such other lawful consideration as the Board may determine; or

            (5)   by any combination of the above permitted forms of payment.

     (h) SUBSTITUTE OPTIONS In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

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6.   ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

     (a) CHANGES IN CAPITALIZATION In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan and (ii) the number and class of securities and exercise price per share subject to each outstanding Option shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 6(a) applies and Section 6(c) also applies to any event, Section 6(c) shall be applicable to such event, and this Section 6(a) shall not be applicable.

     (b) LIQUIDATION OR DISSOLUTION In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

     (c)    REORGANIZATION EVENTS

            (1) DEFINITION A "Reorganization Event" shall mean: (A) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (B) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

            (2) CONSEQUENCES OF A REORGANIZATION EVENT ON OPTIONS Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

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     Notwithstanding the foregoing, if the acquiring or succeeding corporation
(or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

7.   MISCELLANEOUS

     (a) NO RIGHT TO CONTINUE AS A DIRECTOR Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the Participant as a Non-Employee Director for any period of time.

     (b) NO STOCKHOLDER'S RIGHTS FOR OPTIONS A Participant shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 6) for which the record date is prior to the date such certificate is issued.

     (c) COMPLIANCE WITH SECURITIES LAWS Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

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     (d)    AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and changing the vesting schedule, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (e) AMENDMENT OF PLAN The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

     (f) GOVERNING LAW The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.


Adopted by the Board of Directors on March 11, 2004.

Approved by the stockholders as of ______________, 2004.

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